CONSOLIDATED STATEMENTS OF LOSS AND COMPREHENSIVE LOSS - CAD ($)	12 Months Ended
	Mar. 31, 2022	Mar. 31, 2021
REVENUE
Patient services	$ 4,860,129	$ 960,895
Total revenue	4,860,129	960,895
OPERATING EXPENSES
General and administration	32,276,757	10,514,029
Occupancy costs	1,667,985	897,391
Sales and marketing	3,893,426	1,686,941
Research and development	7,310,688	3,514,258
Depreciation and amortization	3,603,067	1,394,404
Patient services	9,150,236	2,048,906
Total operating expenses	57,902,159	20,055,929
OTHER INCOME (EXPENSES)
Interest income	425,904	51,037
Interest expense	(1,096,343)	(303,296)
Other expense	(978,661)	(1,600,172)
Reverse takeover listing expense		(2,170,142)
Net loss before income taxes	(54,691,130)	(23,117,607)
Net loss	(54,691,130)	(23,117,607)
Exchange gain from translation of foreign subsidiaries	356,345	377,341
COMPREHENSIVE LOSS	$ (54,334,785)	$ (22,740,266)
NET LOSS PER SHARE
Basic	$ (0.95)	$ (0.70)
Diluted	$ (0.95)	$ (0.70)